UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2007, and the unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2006, and the nine months ended September 30, 2007, are based on the historical financial statements of American Mortgage Acceptance Company ("AMAC") after giving effect to the disposition of certain investments and adjustments described in the accompanying notes as if such dispositions had occurred as of September 30, 2007, for the pro forma balance sheet purposes and as of January 1, 2006, for pro forma income statement purposes.

The pro forma financial statements are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable in the circumstances, as set for in the notes to the pro forma financial statements.

The unaudited pro forma statements are presented for informational purposes only and are not necessarily indicative of the future financial position or results of operations of AMAC or the financial position or the results of operations that would have been realized had the disposition transactions been consummated during the period or as of the dates for which the pro forma statements are presented.

The unaudited pro forma financial information should be read in conjunction with, and is qualified by reference to, AMAC's historical consolidated financial statements and notes thereto.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
              BALANCE SHEET OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                            As of September 30, 2007
                                 (In Thousands)

                                                           HISTORICAL            PRO FORMA
                                                              AMAC               ADJUSTMENTS            PRO FORMA
                                                          ------------          ------------           ------------
                                     ASSETS


Cash and cash equivalents                                 $     11,528          $     (7,000)(b)(c)    $      4,528
Restricted cash                                                  2,507                     -                  2,507
Investments
  Mortgage loans receivable, net                               710,733              (161,160)(a)            549,573
  Available-for-sale investments, at fair value
    Debt securities                                             71,528               (71,528)(a)                  -
    CMBS                                                       108,621               (22,113)(a)             86,508
    CDO securities                                               8,672                (8,672)(a)                  -
    Mortgage revenue bonds                                       4,860                     -                  4,860
Accounts receivable                                             11,165                (1,567)(b)              9,598
Deferred charges and other assets, net                           7,456                  (318)(c)              7,138
                                                          ------------          ------------           ------------
TOTAL ASSETS                                              $    937,070          $   (272,358)          $    664,712
                                                          ============          ============           ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  CDO notes payable                                       $    362,000          $          -           $    362,000
  Repurchase facilities                                        399,780              (238,176)(a)            161,604
  Line of credit - related party                                39,300               (13,290)(a)             26,010
  Preferred shares of subsidiary (subject to mandatory
    repurchase)                                                 25,000                     -                 25,000
  Accounts payable and accrued expenses                         27,024                (8,883)(b)(c)          18,141
  Due to Advisor and affiliates                                  1,607                     -                  1,607
  Dividends payable                                              2,110                     -                  2,110
                                                          ------------          ------------           ------------
TOTAL LIABILITIES                                              856,821              (260,349)               596,472
                                                          ------------          ------------           ------------

TOTAL SHAREHOLDERS' EQUITY                                      80,249               (12,009)(a)(c)          68,240
                                                          ------------          ------------           ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $    937,070          $   (272,358)          $    664,712
                                                          ============          ============           ============


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
           STATEMENT OF INCOME OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                  For the Nine Months Ended September 30, 2007
                    (In Thousands, Except Per Share Amounts)

                                                                   HISTORICAL            PRO FORMA
                                                                      AMAC              ADJUSTMENTS           PRO FORMA
                                                                   -----------          -----------          -----------
REVENUES:
  Interest income                                                  $    43,753          $   (11,338)(d)      $    32,415
  Other revenues                                                         1,008                    -                1,008
                                                                   -----------          -----------          -----------
    Total revenues                                                      44,761              (11,338)              33,423
                                                                   -----------          -----------          -----------

EXPENSES
  Interest                                                              30,890              (10,006)(e)(f)        20,884
  Interest - distributions to preferred shares of subsidiary             1,677                    -                1,677
  General and administrative                                             2,696                    -                2,696
  Impairment of investments                                              1,276               (1,140)(d)              136
  Fees to Advisor and affiliates                                         2,929                  (23)(g)            2,906
  Amortization and other                                                   609                    -                  609
                                                                   -----------          -----------          -----------
    Total expenses                                                      40,077              (11,169)              28,908
                                                                                        -----------          -----------

OTHER INCOME (EXPENSE):
  Gain on sale of ARCap                                                    337                    -                  337
  Change in fair value or termination of derivative instruments            (39)                  39(h)                 -
  Loss on repayment or sale of investments                                 (59)                   -                  (59)
                                                                   -----------          -----------          -----------
    Total other income                                                     239                   39                  278
                                                                   -----------          -----------          -----------

Income from continuing operations                                        4,923                 (130)               4,793

Income from discontinued operations, including gain on sale of
  real estate owned                                                      3,531                    -                3,531
                                                                   -----------          -----------          -----------

Net income                                                               8,454                 (130)               8,324

7.25% Cumulative Preferred dividend requirements                          (219)                   -          $      (219)
                                                                   -----------          -----------          -----------

Net income available to common shareholders                        $     8,235          $      (130)         $     8,105
                                                                   ===========          ===========          ===========

Earnings per share:
  Basic
  Income from continuing operations                                $      0.56                               $      0.54
  Income from discontinued operations                                     0.42                                      0.42
                                                                   -----------                               -----------

  Net income                                                       $      0.98                               $      0.96
                                                                   ===========                               ===========

  Diluted
  Income from continuing operations                                $      0.56                               $      0.55
  Income from discontinued operations                                     0.40                                      0.40
                                                                   -----------                               -----------

  Net income                                                       $      0.96                               $      0.95
                                                                   ===========                               ===========

Weighted average shares outstanding:
  Basic                                                                  8,404                                     8,404
                                                                   ===========                               ===========
  Diluted                                                                8,794                                     8,794
                                                                   ===========                               ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
           STATEMENT OF INCOME OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                      For the Year Ended December 31, 2006
                    (In Thousands, Except Per Share Amounts)

                                                                   HISTORICAL            PRO FORMA
                                                                      AMAC              ADJUSTMENTS           PRO FORMA
                                                                   -----------          -----------          -----------
REVENUES:
  Interest income                                                  $    38,342          $    (5,339)(d)      $    33,003
  Other revenues                                                           286                    -                  286
                                                                   -----------          -----------          -----------
    Total revenues                                                      38,628               (5,339)              33,289
                                                                   -----------          -----------          -----------

EXPENSES
  Interest                                                              19,149               (4,841)(e)(f)        14,308
  Interest - distributions to preferred shares of subsidiary             2,241                    -                2,241
  Mortgage interest for real estate owned - held and used                2,376                    -                2,376
  Property operations of real estate owned - held and used               3,527                    -                3,527
  General and administrative                                             2,500                    -                2,500
  Impairment of investments                                             17,496                    -               17,496
  Fees to Advisor                                                        3,483                  (16)(g)            3,467
  Depreciation                                                           1,345                    -                1,345
  Amortization and other                                                   160                    -                  160
                                                                   -----------          -----------          -----------
    Total expenses                                                      52,277               (4,857)              47,420
                                                                   -----------          -----------          -----------

OTHER INCOME (EXPENSE):
  Gain on sale of ARCap                                                 19,223                    -               19,223
  Change in fair value or termination of derivative instruments         (5,522)                 498(h)            (5,024)
  Equity in earnings of ARCap                                            3,000                    -                3,000
  Loss on sale or repayment of investments                                (934)                   -                 (934)
                                                                   -----------          -----------          -----------
    Total other income                                                  15,767                  498               16,265
                                                                   -----------          -----------          -----------

    Income from continuing operations                                    2,118                   16                2,134

    Income from discontinued operations                                    569                    -                  569
                                                                   -----------          -----------          -----------

    Net income                                                     $     2,687          $        16          $     2,703
                                                                   ===========          ===========          ===========

Per share amounts (basic and diluted):

    Income from continuing operations                              $      0.25                               $      0.26

    Income from discontinued operations                                   0.07                               $      0.07
                                                                   -----------                               -----------

    Net income                                                     $      0.32                               $      0.33
                                                                   ===========                               ===========

Weighted average shares outstanding:
  Basic                                                                  8,323                                     8,323
                                                                   ===========                               ===========
  Diluted                                                                8,330                                     8,330
                                                                   ===========                               ===========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1. DESCRIPTION OF TRANSACTIONS AND BASIS OF PRESENTATION

In November and December of 2007, AMAC completed the sale of its portfolio of debt securities and two CMBS securities for sales proceeds of $86.8 million. During December 2007, AMAC completed additional sales of first mortgage loans and CDO securities for net sales proceeds of $164.6 million.

All of the assets sold had been pledged as collateral under repurchase facilities. Sale of the securities therefore necessitated repayment of the associated debt, which totaled $227.9 million.

The first mortgage loans, CDO securities and CMBS securities were not owned on January 1, 2006, the assumed date of disposition. Therefore, the pro forma adjustments with respect to the condensed statements of income are calculated on these assets from their actual acquisition dates forward.

The pro forma adjustments do not include a loss on sale of $2.3 million on debt securities assumed to have been sold January 1, 2006 and the receipt of $0.8 million related to the termination of related interest rate derivatives at January 1, 2006.


2. PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma consolidated financial statements have been prepared as if the dispositions had occurred as of September 30, 2007, for balance sheet purposes and as of January 1, 2006, for income statement purposes and reflect the following pro forma adjustments ($ in thousands):

(a) To record the assumed sale of the assets as follows:

DEBT SECURITIES
---------------

Proceeds from the sale of debt securities                                 $    71,212
Repayment of repurchase facilities                                            (66,817)
                                                                          -----------
  Net cash proceeds                                                       $     4,395
                                                                          ===========

Total sales proceeds                                                      $    71,212
Less: basis
      Fair value of debt securities                         $   71,528
      Add back unrealized losses                                 2,466
                                                            ----------
Total basis                                                                    73,994
                                                                          -----------

Net loss                                                                  $    (2,782)
                                                                          ===========

CMBS SECURITIES
---------------

Proceeds from the sale of CMBS securities                                 $    15,562
Repayment of repurchase facilities                                            (23,065)
                                                                          -----------
  Net cash expenditure                                                    $    (7,503)
                                                                          ===========

Total sales proceeds                                                      $    15,562
Less: basis
      Fair value of CMBS securities                         $   22,113
      Add back unrealized losses                                 3,798
                                                            ----------
Total basis                                                                    25,911
                                                                          -----------

Net loss                                                                  $   (10,349)
                                                                          ===========


CDO SECURITIES
--------------

Proceeds from the sale of CDO securities                                  $     7,939
Repayment of repurchase facilities                                             (3,586)
                                                                          -----------
  Net cash proceeds                                                       $     4,353
                                                                          ===========

Total sales proceeds                                                      $     7,939
Less: basis
      Fair value of CDO securities                          $    8,672
      Add back unrealized losses                                 1,391
                                                            ----------
Total basis                                                                    10,063
                                                                          -----------

Net loss                                                                  $    (2,124)
                                                                          ===========

FIRST MORTGAGES
---------------

Proceeds from the sale of first mortgages                                 $   157,406
Less:  selling expenses                                                          (654)
                                                                          -----------
  Net sales proceeds                                                          156,752
Repayment of repurchase facilities                                           (144,708)
                                                                          -----------
  Net cash proceeds                                                       $    12,044
                                                                          ===========

Net sales proceeds                                                        $   156,752
Less: basis
      Fair value of first mortgages                         $  161,160
      Add back impairment losses                                 1,140
                                                            ----------
Total basis                                                                   162,300
                                                                          -----------

Net loss                                                                  $    (5,548)
                                                                          ===========


(b) To reflect assumed collection of $1.5 million of interest receivables and payment of $6.5 million of interest liabilities upon assumed sale of the assets.

(c) To record a net cash payment of $2.0 million resulting from termination of interest rate swaps on assets sold or interest rate swaps on cash flows of debt repaid, of which, $2.3 million were in a liability position and $0.3 million were in an asset position.

(d) Elimination of historic interest income on assets sold, net of premium and discount amortization, and impairment charges.

(e) Elimination of historic interest expense on the debt assumed repaid or interest on debt incurred on assets not owned at January 1, 2006. A weighted average interest rate of 8.13% and 8.37% in 2006 and 2007, respectively, was assumed in calculating interest expense amounts.

(f) Reduction of interest expense assuming net sale proceeds from debt securities were used to repay the related party line of credit and cash was never borrowed from this line for the origination of first mortgages throughout 2006.

(g)  To record reduction in asset management fees related to 2006 activity.

(h) To reverse changes in fair value of free-standing derivatives on first mortgages sold.